                  A Closed-End Investment Company
                     listed on the New York Stock Exchange

                                100 PARK AVENUE
                             NEW YORK • NY 10017
                        212-916-8400 • 1-800-436-8401
                    E-mail: InvestorRelations@gainv.com
                     www.generalamericaninvestors.com

For the three months ended March 31, 2011, the	In the last quarter, equity markets continued to
net asset value per Common Share increased	advance together with the expanding economy, and
5.6%, while the investment return to our	General American’s portfolio kept pace. These gains
stockholders increased by 5.7%. By comparison, our	were realized despite the volatility imparted by unrest
benchmark, the Standard & Poor’s 500 Stock Index	in the Middle East and North Africa, with the atten-
(including income), increased 5.9%. For the twelve	dant rise in oil prices, and the volcanic activity cen-
months ended March 31, 2011, the return on the net	tered on The Ring of Fire, with its tragic consequence
asset value per Common Share increased by 15.6%,	for the Japanese people and economy.
and the return to our stockholders increased by 16.3%;
these compare with an increase of 15.6% for the S&P	While housing activity remains at anemic levels and
500. During both periods, the discount at which our	businesses face supply chain disruptions resulting
shares traded continued to fluctuate and on March 31,	from the Japanese disaster, we remain positive in
2011, it was 14.1%.	regard to the economy and the equity markets. The
former is buoyed by ongoing improvement in the
As detailed in the accompanying financial statements	labor market, and the latter by easy money and rea-
(unaudited), as of March 31, 2011, the net assets	sonable valuations, among other reasons.
applicable to the Company’s Common Stock were
$1,003,834,212 equal to $33.01 per Common Share.	Information about the Company, including our
investment objectives, operating policies and
The increase in net assets resulting from operations	procedures, investment results, record of dividend
for the three months ended March 31, 2011 was	and distribution payments, financial reports and press
$53,320,198. During this period, the net realized	releases, is on our website and has been updated
gain on investments sold was $6,911,560, and	through March 31, 2011. It can be accessed on the
the increase in net unrealized appreciation was	internet at www.generalamericaninvestors.com.
$49,315,937. Net investment loss for the
three months was $79,306, and distributions to	By Order of the Board of Directors,
Preferred Stockholders amounted to $2,827,993.	GENERAL AMERICAN INVESTORS COMPANY, INC.
During the three months, 15,075 shares of the	Spencer Davidson
Company’s Common Stock were repurchased for	Chairman of the Board
$426,922 at an average discount from net asset value	President and Chief Executive Officer
of 13.5%.
April 13, 2011

			Value
Shares	COMMON STOCKS		(note 1a)
AEROSPACE/DEFENSE (2.7%)
325,000	United Technologies Corporation	(Cost $22,957,205)	$27,511,250
BUILDING AND REAL ESTATE (1.6%)
1,816,755	CEMEX, S.A. de C.V. ADR* (a)	(Cost $20,795,951)	16,223,624
COMMUNICATIONS AND INFORMATION SERVICES (6.6%)
960,000	Cisco Systems, Inc. (a)		16,464,000
300,000	MSCI Inc. Class A (a)		11,046,000
700,000	QUALCOMM Incorporated		38,381,000
		(Cost $47,448,301)	65,891,000
COMPUTER SOFTWARE AND SYSTEMS (8.8%)
60,000	Apple Inc. (a)		20,910,450
1,015,000	Dell Inc. (a)		14,727,650
770,000	Microsoft Corporation		19,550,300
55,000	Nintendo Co., Ltd.		14,932,938
360,000	Teradata Corporation (a)		18,252,000
		(Cost $80,719,797)	88,373,338
CONSUMER PRODUCTS AND SERVICES (10.7%)
350,000	Diageo plc ADR*		26,677,000
450,000	Nestle S.A.		25,988,963
325,000	PepsiCo, Inc.		20,933,250
206,000	Towers Watson & Co. Class A		11,424,760
700,495	Unilever N.V.		22,101,647
		(Cost $80,978,527)	107,125,620
ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (5.2%)
957,100	Republic Services, Inc.		28,751,284
630,000	Waste Management, Inc.		23,524,200
		(Cost $39,190,474)	52,275,484
FINANCE AND INSURANCE (24.4%)
BANKING (3.9%)
500,000	Bond Street Holdings LLC (a) (b)		10,000,000
425,000	JPMorgan Chase & Co.		19,592,500
110,000	M&T Bank Corporation		9,731,700
		(Cost $27,690,799)	39,324,200
INSURANCE (11.8%)
315,000	Arch Capital Group Ltd. (a)		31,244,850
245,000	Everest Re Group, Ltd.		21,604,100
525,000	Fidelity National Financial, Inc.		7,418,250
37,500	Forethought Financial Group, Inc. Class A with Warrants (a) (c)		7,500,000
325,000	MetLife, Inc.		14,537,250
260,000	PartnerRe Ltd.		20,602,400
83,000	Transatlantic Holdings, Inc.		4,039,610
200,000	The Travelers Companies, Inc.		11,896,000
		(Cost $55,887,335)	118,842,460
OTHER (8.7%)
375,000	American Express Company		16,950,000
330,492	Aon Corporation		17,502,856
110	Berkshire Hathaway Inc. Class A (a)		13,783,000
1,666,667	Epoch Holding Corporation		26,300,005
590,000	Nelnet, Inc.		12,879,700
		(Cost $39,167,898)	87,415,561
		(Cost $122,746,032)	245,582,221

			Value
Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE / PHARMACEUTICALS (7.1%)
200,000	Celgene Corporation (a)		$11,515,000
262,100	Cephalon, Inc. (a)		19,940,568
529,900	Cytokinetics, Incorporated (a)		789,551
564,500	Gilead Sciences, Inc. (a)		23,974,315
755,808	Pfizer Inc.		15,350,460
195,344	Poniard Pharmaceuticals, Inc. (a)		81,849
		(Cost $64,607,847)	71,651,743
MACHINERY AND EQUIPMENT (4.9%)
1,200,000	ABB Ltd. ADR*		29,028,000
900,000	The Manitowoc Company, Inc.		19,692,000
		(Cost $23,703,922)	48,720,000
METALS AND MINING (2.0%)
224,200	Alpha Natural Resources, Inc. (a)		13,310,754
150,000	Nucor Corporation		6,903,000
		(Cost $16,054,563)	20,213,754
MISCELLANEOUS (5.1%)
	Other (d)	(Cost $55,806,597)	51,355,262
OIL AND NATURAL GAS (INCLUDING SERVICES) (14.8%)
296,478	Apache Corporation		38,814,900
300,000	Canadian Natural Resources Limited		14,829,000
130,062	Devon Energy Corporation		11,935,790
725,000	Halliburton Company		36,134,000
2,050,000	Weatherford International Ltd. (a)		46,330,000
		(Cost $74,191,385)	148,043,690
RETAIL TRADE (16.5%)
575,000	Costco Wholesale Corporation		42,159,000
400,000	J.C. Penney Company, Inc.		14,364,000
331,000	Target Corporation		16,553,310
1,512,400	The TJX Companies, Inc.		75,211,652
333,000	Wal-Mart Stores, Inc.		17,332,650
		(Cost $71,856,319)	165,620,612
SEMICONDUCTORS (2.6%)
575,000	ASML Holding N.V.	(Cost $13,463,950)	25,587,500
TECHNOLOGY (3.2%)
750,000	International Game Technology		12,172,500
1,900,000	Xerox Corporation		20,235,000
		(Cost $34,368,474)	32,407,500
TOTAL COMMON STOCKS (116.2%)		(Cost $768,889,344)	1,166,582,598

Warrants	WARRANT
BANKING (0.3%)
175,000	JPMorgan Chase & Co., expires 10/28/2018 (a)	(Cost $2,234,226)	2,936,500

			Value
Shares	SHORT-TERM SECURITY AND OTHER ASSETS		(note 1a)
17,624,536	SSgA Prime Money Market Fund (1.8%)	(Cost $17,624,536)	$17,624,536
TOTAL INVESTMENTS (e) (118.3%)		(Cost $788,748,106)	1,187,143,634
Cash, receivables and other assets less liabilities (0.6%)			6,807,753
PREFERRED STOCK (-18.9%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,003,834,212

* ADR - American Depository Receipt
(a) Non-income producing security.
(b) Level 3 fair value measurement, restricted security acquired 11/4/09, aggregate cost $10,000,000, unit cost and fair value is $20 per share, note 2. Fair value is based upon dated bid and transaction prices provided via the NASDAQ OMX Group, Inc. PORTAL Alliance trading and transfer system for privately placed equity securities traded in the over-the-counter market among qualified investors and an evaluation of book value per share.
(c) Level 3 fair value measurement, restricted security acquired 11/3/09, aggregate cost $7,500,000, unit cost and fair value is $200 per share, note 2. Fair valuation is based upon a market approach using valuation metrics (market price-earnings and market price-book value multiples), and changes therein, relative to a peer group of companies established by the underwriters.
(d) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(e) At March 31, 2011: the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, aggregate gross unrealized appreciation was $427,452,997, aggregate gross unrealized depreciation was $29,057,469, and net unrealized appreciation was $398,395,528.

Contracts			Value
(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
CONSUMER PRODUCTS AND SERVICES
209	Visteon Corporation/June 2011/$70.00	(Premium Deposited with Broker $163,590)	$190,190
(see notes to financial statements)

	SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Canadian Natural Resources Limited	50,000	300,000	(b)
Target Corporation	331,000	331,000
Towers Watson & Co. Class A	—	206,000	(b)
ADDITIONS
MetLife, Inc.	50,000	325,000
PepsiCo, Inc.	10,000	325,000
Unilever N.V.	45,578	700,495
DECREASES
ELIMINATIONS
Alexander & Baldwin, Inc.	189,762	—
NetEase.com, Inc.	168,100	—
REDUCTIONS
CEMEX, S.A. de C.V. ADR	130,125	1,816,755
Cephalon, Inc.	120,000	262,100
Fidelity National Financial, Inc.	175,000	525,000
Halliburton Company	55,000	725,000
The Manitowoc Company, Inc.	100,000	900,000
The TJX Companies, Inc.	120,000	1,512,400
Wal-Mart Stores, Inc.	217,000	333,000
Weatherford International Ltd.	100,000	2,050,000
(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of March 31, 2011 is shown in the following table.

			PERCENT COMMON
INDUSTRY CATEGORY	COST(000)	VALUE(000)	NET ASSETS*
Finance and Insurance
Banking	$29,925	$42,261	4.2%
Insurance	55,887	118,842	11.8
Other	39,168	87,416	8.7
	124,980	248,519	24.7
Retail Trade	71,856	165,620	16.5
Oil and Natural Gas (Including Services)	74,191	148,044	14.8
Consumer Products and Services	80,979	107,126	10.7
Computer Software and Systems	80,720	88,373	8.8
Health Care/Pharmaceuticals	64,608	71,652	7.1
Communications and Information Services	47,448	65,891	6.6
Environmental Control (Including Services)	39,191	52,275	5.2
Miscellaneous**	55,807	51,355	5.1
Machinery and Equipment	23,704	48,720	4.9
Technology	34,368	32,408	3.2
Aerospace/Defense	22,957	27,511	2.7
Semiconductors	13,464	25,588	2.6
Metals and Mining	16,055	20,214	2.0
Building and Real Estate	20,796	16,224	1.6
	771,124	1,169,520	116.5
Short-Term Securities	17,624	17,624	1.8
Total Investments	$788,748	1,187,144	118.3
Other Assets and Liabilities - Net		6,807	0.6
Preferred Stock		(190,117)	(18.9)
Net Assets Applicable to Common Stock		$1,003,834	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.
(see notes to financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $768,889,344)		$1,166,582,598
Warrant (cost $2,234,226)		2,936,500
Money market fund (cost $17,624,536)		17,624,536
Total investments (cost $788,748,106)		1,187,143,634
RECEIVABLES AND OTHER ASSETS
Cash held by custodian in segregated account*	$1,536,247
Receivable for securities sold	8,105,031
Dividends, interest and other receivables	1,263,528
Qualified pension plan asset, net excess funded (note 7)	3,887,211
Prepaid expenses and other assets	2,417,498	17,209,515
TOTAL ASSETS		1,204,353,149

LIABILITIES
Payable for securities purchased	979,297
Accrued preferred stock dividend not yet declared	219,955
Outstanding option written, at value (premium received $163,590)	190,190
Accrued supplemental pension plan liability (note 7)	3,783,387
Accrued supplemental thrift plan liability (note 7)	3,398,808
Accrued expenses and other liabilities	1,830,125

TOTAL LIABILITIES		10,401,762

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 30,408,219 shares (note 5)		$1,003,834,212
NET ASSET VALUE PER COMMON SHARE		$33.01

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 30,408,219 shares at par value (note 5)	$30,408,219
Additional paid-in capital (note 5)	572,507,548
Undistributed net investment income (note 5)	3,642,198
Undistributed realized gain on investments	6,776,248
Accumulated other comprehensive income (note 7)	(4,820,981)
Unallocated distributions on Preferred Stock	(3,047,948)
Unrealized appreciation on investments	398,368,928

NET ASSETS APPLICABLE TO COMMON STOCK		$1,003,834,212

* Collateral for option written.
(see notes to financial statements)

INCOME
Dividends (net of foreign withholding taxes of $97,424)	$3,677,139
Interest	8,931	$3,686,070
EXPENSES
Investment research	2,258,677
Administration and operations	799,102
Office space and general	415,540
Directors’ fees and expenses	71,140
Auditing and legal fees	68,500
Miscellaneous taxes	63,672
Transfer agent, custodian and registrar fees and expenses	45,203
Stockholders’ meeting and reports	43,542	3,765,376
NET INVESTMENT LOSS		(79,306)
REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Securities transactions (long-term, except for $586,685)	6,911,560
Net increase in unrealized appreciation on investments	49,315,937
NET GAIN ON INVESTMENTS		56,227,497
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(2,827,993)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$53,320,198

	Three Months Ended	Year Ended
OPERATIONS	March 31, 2011	December 31, 2010
Net investment income (loss)	($79,306)	$5,626,730
Net realized gain on investments	6,911,560	19,636,107
Net increase in unrealized appreciation	49,315,937	109,245,534
	56,148,191	134,508,371
Distributions to Preferred Stockholders:
From net investment income	—	(2,112,684)
From short-term capital gains	—	(878,926)
From long-term capital gains	—	(8,320,362)
Unallocated distributions	(2,827,993)	—
Decrease in net assets from Preferred distributions	(2,827,993)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	53,320,198	123,196,399
OTHER COMPREHENSIVE INCOME - Funded status of defined benefit plans (note 7)	—	44,177
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(2,427,967)
From short-term capital gains	—	(1,010,091)
From long-term capital gains	—	(9,562,040)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	—	(13,000,098)
CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	7,219,220
Cost of Common Shares purchased	(426,922)	(30,842,134)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(426,922)	(23,622,914)
NET INCREASE IN NET ASSETS	52,893,276	86,617,564
NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	950,940,936	864,323,372
END OF PERIOD (including undistributed net investment income of $3,642,198 and
$3,721,504, respectively)	$1,003,834,212	$950,940,936
(see notes to financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the three months ended March 31, 2011 and for each year in the five-year period ended December 31, 2010. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Three Months
	Ended
	March 31, 2011		Year Ended December 31,
	(Unaudited)		2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$31.26		$27.50	$21.09	$38.10	$40.54	$39.00
Net investment income	—		.19	.11	.42	.31	.34
Net gain (loss) on securities -
realized and unrealized	1.84		4.37	6.94	(16.15)	3.39	4.72
Other comprehensive income	—		—	.07	(.25)	.02	.03
	1.84		4.56	7.12	(15.98)	3.72	5.09
Distributions on Preferred Stock:
Dividends from net investment income	—		(.07)	(.11)	(.11)	(.02)	(.04)
Distributions from net short-term capital gains	—		(.03)	(.05)	—	(.03)	(.01)
Distributions from net long-term capital gains	—		(.27)	(.19)	(.27)	(.36)	(.36)
Distributions from return of capital	—		—	(.01)	—	—	—
Unallocated	(.09)		—	—	—	—	—
	(.09)		(.37)	(.36)	(.38)	(.41)	(.41)
Total from investment operations	1.75		4.19	6.76	(16.36)	3.31	4.68
Distributions on Common Stock:
Dividends from net investment income	—		(.08)	(.10)	(.19)	(.33)	(.29)
Distributions from net short-term capital gains	—		(.03)	(.05)	—	(.38)	(.04)
Distributions from net long-term capital gains	—		(.32)	(.19)	(.46)	(5.04)	(2.81)
Distributions from return of capital	—		—	(.01)	—	—	—
	—		(.43)	(.35)	(.65)	(5.75)	(3.14)
Net asset value, end of period	$33.01		$31.26	$27.50	$21.09	$38.10	$40.54
Per share market value, end of period	$28.34		$26.82	$23.46	$17.40	$34.70	$37.12

TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	5.67%	*	16.24%	36.86%	(48.20%)	8.72%	16.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,003,834		$950,941	$864,323	$674,598	$1,202,923	$1,199,453
Ratio of expenses to average net assets
applicable to Common Stock	1.57%	**	1.54%	1.93%	0.87%	1.11%	1.06%
Ratio of net income to average net assets
applicable to Common Stock	(0.04%)	**	0.66%	0.46%	1.31%	0.78%	0.86%
Portfolio turnover rate	4.61%	*	18.09%	24.95%	25.52%	31.91%	19.10%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117		$190,117	$190,117	$199,617	$200,000	$200,000
Asset coverage	628%		600%	555%	438%	701%	700%
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$25.30		$24.95	$24.53	$21.90	$21.99	$24.44

*Not annualized
**Annualized
(see notes to financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversifi ed management investment company. It is internally managed by its offi cers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the offi cial closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change signifi cantly, the price of certain foreign securities may be adjusted to refl ect fair value as of the time of the valuation of the port-
folio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specifi ed circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and
Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and dis-
tributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign cur-
rencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of
U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Distributions for tax and book purposes are substantially the same. Permanent book/tax differences relating to income and gains are reclassifi ed to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfi ll the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. As of and during the period ended March 31, 2011, the Company did not have any liabilities for any unrec-
ognized tax positions. The Company recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the Company did not incur any interest or penalties.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associ-
ated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifi ca-
tions. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnifi cation provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1 per share),
Level 2 - other signifi cant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - signifi cant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2011:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,149,082,598	—	$17,500,000	$1,166,582,598
Warrant	2,936,500	—	—	2,936,500
Money market fund	17,624,536	—	—	17,624,536
Total	$1,169,643,634	—	$17,500,000	$1,187,143,634
Liabilities
Option Written	($190,190)	—	—	($190,190)

The aggregate value of Level 3 portfolio investments changed during the three months ended March 31, 2011 as follows:

Change in portfolio valuations using signifi cant unobservable inputs	Level 3
Fair value at December 31, 2010	$17,550,000
Net change in unrealized appreciation on investments	(50,000)
Fair value at March 31, 2011	$17,500,000

The reduction in net unrealized appreciation included in the results of operations attributable to
Level 3 assets held at March 31, 2011 and reported within the caption Net change in
unrealized appreciation/depreciation in the Statement of Operations:	$50,000

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the months ended March 31, 2011 amounted to $52,741,320 and $53,139,236, on long transactions, respectively.

4. WRITTEN OPTIONS - Transaction in collateralized put options during the three months ended March 31, 2011 was as follows:

	Contracts	Premiums
Options outstanding, December 31, 2010	—	—
Options written	209	$163,590
Options outstanding, March 31, 2011	209	$163,590

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
30,408,219 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
March 31, 2011.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of
Directors authorized the repurchase of 1 million Preferred Shares in the open market at prices below $25.00 per share.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among hold ers of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. The Company has met these require ments since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the
Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members of the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassifi cation as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the three months ended March 31, 2011 and the year ended December 31, 2010 were as follows:

	Shares		Amount
	2011	2010	2011	2010
Increase in par value of shares issued in payment of dividends and
distributions (includes 277,555 shares issued from treasury)	—	277,555	—	$277,555
Increase in paid-in capital			—	6,941,665
Total increase			—	7,219,220

Decrease in par value of shares purchased (average discount from
NAV of 13.5% and 14.6%, respectively)	15,075	1,279,476	($15,075)	(1,279,476)
Decrease in paid-in capital			(411,847)	(29,562,658)
Total decrease			(426,922)	(30,842,134)
Net decrease			($426,922)	($23,622,914)

At March 31, 2011, the Company held in its treasury 1,572,653 shares of Common Stock with an aggregate cost in the amount of
$37,729,744.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the three months ended March 31,
2011 to its offi cers (identifi ed on back cover) amounted to $1,711,875.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the three months ended March 31, 2011 were:

Service cost	$118,711
Interest cost	193,510
Expected return on plan assets	(288,207)
Amortization of prior service cost	11,502
Recognized net actuarial loss	78,865
Net periodic benefit cost	$114,381

The Company recognizes the overfunded or underfunded status of a defi ned benefi t postretirement plan as an asset or liability in the
Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other com-
prehensive income.

The Company also has funded (qualifi ed) and unfunded (supplemental) defi ned contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the three months ended March 31, 2011 was $493,735. The qualifi ed thrift plan acquired 2,400 shares and sold 3,131 shares of the Company’s Common Stock during the three months ended March 31, 2011 and held 551,404 shares of the Company’s Common Stock at March 31, 2011.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for offi ce space which expires in February 2018 and provided for future rental payments in the aggregate amount of approximately $10,755,000, net of con-
struction credits. The lease agreement contains clauses whereby the Company receives free rent for a specifi ed number of months and credit towards construction of offi ce improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $272,500 for the three months ended March 31, 2011. Minimum rental commitments under the operating lease are approximately $1,075,000 per annum in 2012, $1,183,000 in 2013 through 2017, and $99,000 in 2018.

9. LITIGATION - The Company is subject to a legal action arising from a construction worker’s personal injury that is covered under the terms of its insurance policies. Defense and legal costs are being funded by the insurer; damages of an amount that is immaterial to the Company are being negotiated at this time. No liabilities or expenses have been incurred by the Company to date.

Purchases of the Company’s Common Stock as set forth in Note 5 on page 11, may be at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2010 are available: (1) without charge, upon request, by calling us at our toll-free telephone num-
ber (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s
website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio
Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s
Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company’s Form N-Q may also be obtained by calling us at 1-800-436-8401.

On April 30, 2010, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s prin-
cipal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS
Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Daniel M. Neidich
Lewis B. Cullman	D. Ellen Shuman
Gerald M. Edelman	Raymond S. Troubh
John D. Gordan, III

OFFICERS
Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Sally A. Lynch, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration &
Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

SERVICE COMPANIES
COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Company, LLC
INDEPENDENTAUDITORS	59 Maiden Lane
Ernst & Young LLP	New York, NY 10038
1-800-413-5499
CUSTODIAN	www.amstock.com
State Street Bank and
Trust Company

RESULTS OF THE ANNUAL MEETING
OF STOCKHOLDERS
The votes cast by stockholders at the Company’s annual meeting held on April 13, 2011 were as follows:
	FOR	WITHHELD
Election of Directors:
Rodney B. Berens	31,264,947	1,128,153
Lewis B. Cullman	30,293,956	2,099,144
Spencer Davidson	30,779,197	1,613,903
Gerald M. Edelman	30,407,409	1,985,691
John D. Gordan, III	30,597,345	1,795,755
Betsy F. Gotbaum	30,871,080	1,522,020
Sidney R. Knafel	30,426,570	1,966,530
Daniel M. Neidich	30,565,233	1,827,867
D. Ellen Shuman	30,580,546	1,812,554

Elected by holders of Preferred Stock only:

Arthur G. Altschul, Jr.	6,840,644	128,138
Raymond S. Troubh	6,815,479	153,303

Ratification of the selection of Ernst & Young LLP as auditors of the
Company for the year 2011:

For - 31,450,421;	Against - 271,144;	Abstain - 671,535